-----------------------------------------------------------
                          MASTR ALTERNATIVE LOAN TRUST

                                  SERIES 2002-3
          -----------------------------------------------------------


--------------------------------------------------------------------------------
  THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
              MORTGAGE LOANS CONTAINED IN THE PROSPECTUS SUPPLEMENT
--------------------------------------------------------------------------------


                                   UBS WARBURG

                       PRELIMINARY BACKGROUND INFORMATION

                   MASTR ALTERNATIVE LOAN TRUST SERIES 2002-3
                   ------------------------------------------




                                   DISCLAIMER

--------------------------------------------------------------------------------
   THE INFORMATION HEREIN HAS BEEN PROVIDED SOLELY BY UBS WARBURG LLC. NEITHER THE ISSUER OF CERTIFICATES NOR ANY OF ITS AFFILIATES MAKES ANY REPRESENTATION AS TO THE ACCURACY OR COMPLETENESS OF THE INFORMATION HEREIN. THE INFORMATION
   HEREIN IS PRELIMINARY, AND WILL BE SUPERSEDED BY THE APPLICABLE PROSPECTUS SUPPLEMENT AND BY ANY OTHER INFORMATION SUBSEQUENTLY FILED WITH THE SECURITIES
  AND EXCHANGE COMMISSION. THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED
     BY THE DESCRIPTION OF THE MORTGAGE LOANS CONTAINED AND/OR INCORPORATED
     BY REFERENCE IN THE PROSPECTUS SUPPLEMENT RELATING TO THE CERTIFICATES
     AND SUPERSEDES ALL INFORMATION CONTAINED IN ANY COLLATERAL TERM SHEETS
      RELATING TO THE MORTGAGE POOL PREVIOUSLY PROVIDED BY UBS WARBURG LLC.
--------------------------------------------------------------------------------








--------------------------------------------------------------------------------
          THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT
           RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR UBS WARBURG
                         FINANCIAL ADVISOR IMMEDIATELY.
--------------------------------------------------------------------------------
                                  UBS WARBURG                                  1

          -----------------------------------------------------------
                          MASTR ALTERNATIVE LOAN TRUST

                                  SERIES 2002-3
          -----------------------------------------------------------

--------------------------------------------------------------------------------
  THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
              MORTGAGE LOANS CONTAINED IN THE PROSPECTUS SUPPLEMENT
--------------------------------------------------------------------------------

PRICING INFORMATION

-----------------------------------------------------------------------------------------------------------------------------------
                 APPROXIMATE             COUPON/                  WAL               PRINCIPAL WINDOW          EXPECTED RATINGS
     CLASS    PRINCIPAL AMOUNT         TRANCHE TYPE       (YRS) CALL/MAT (4)        (YEARS) CALL/MAT           S&P / MOODY'S
     -----    -----------------        ------------       ---------------           ----------------           -------------
   A-IO(1)      $135,000,000      Scheduled Notional IO       2.01/2.01(5)                 NA                     AAA/Aaa
  A-1(1,2)      $211,600,000       Floating/Sequential         0.75/0.75         Dec02-Apr04/Dec02-Apr04          AAA/Aaa
 A-2(1,2,3)     $141,700,000         Fixed/Sequential          2.00/2.00         Apr04-Jul05/Apr04-Jul05          AAA/Aaa
 A-3(1,2,3)      $90,100,000         Fixed/Sequential          3.25/3.25         Jul05-Nov06/Jul05-Nov06          AAA/Aaa
 A-4(1,2,3)      $76,200,000         Fixed/Sequential          5.00/5.00         Nov06-Apr9/Nov06-Apr09           AAA/Aaa
 A-5(1,2,3)      $55,858,562         Fixed/Sequential         9.07/10.27         Apr09-Nov12/Apr09-Aug19          AAA/Aaa
 A-6(1,2,3)      $67,300,000          Fixed/Lockout            6.44/6.47         Dec05-Nov12/Dec05-Jun19          AAA/Aaa

-----------------------------------------------------------------------------------------------------------------------------------

(1)   Subject to the Net WAC Cap as defined below.
(2)   Subject to the Net Funds Cap as defined below.
(3)   The coupon on the Class increases 50 bps after the clean-up call date.
(4)   See "Pricing Prepayment Speed" below.
(5)   Based on the Notional Balance



           ANTICIPATED DESCRIPTION OF THE LOANS

--------------------------------------------------------

Current Balance:                           $673,751,114
Average Balance:                               $333,254
Minimum Balance:                                $30,400
Maximum Balance:                             $1,320,000
Wtd Average Gross Coupon:                        7.708%
Wtd Average Original Term (months):                 331
Wtd Average Seasoning (months):                       4
Wtd Average Loan-To-Value Ratio:                  75.7%
Fixed  loans (% of Pool Principal Balance)         100%
--------------------------------------------------------

--------------------------------------------------------------------------------
   THE INFORMATION HEREIN HAS BEEN PROVIDED SOLELY BY UBS WARBURG LLC. NEITHER THE ISSUER OF CERTIFICATES NOR ANY OF ITS AFFILIATES MAKES ANY REPRESENTATION AS TO THE ACCURACY OR COMPLETENESS OF THE INFORMATION HEREIN. THE INFORMATION
   HEREIN IS PRELIMINARY, AND WILL BE SUPERSEDED BY THE APPLICABLE PROSPECTUS SUPPLEMENT AND BY ANY OTHER INFORMATION SUBSEQUENTLY FILED WITH THE SECURITIES
  AND EXCHANGE COMMISSION. THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED
     BY THE DESCRIPTION OF THE MORTGAGE LOANS CONTAINED AND/OR INCORPORATED
     BY REFERENCE IN THE PROSPECTUS SUPPLEMENT RELATING TO THE CERTIFICATES
     AND SUPERSEDES ALL INFORMATION CONTAINED IN ANY COLLATERAL TERM SHEETS
      RELATING TO THE MORTGAGE POOL PREVIOUSLY PROVIDED BY UBS WARBURG LLC.
--------------------------------------------------------------------------------
                                  UBS WARBURG                                  2

          -----------------------------------------------------------
                          MASTR ALTERNATIVE LOAN TRUST

                                  SERIES 2002-3
          -----------------------------------------------------------

--------------------------------------------------------------------------------
  THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
              MORTGAGE LOANS CONTAINED IN THE PROSPECTUS SUPPLEMENT
--------------------------------------------------------------------------------

DESCRIPTION OF SECURITIES

Pricing Prepayment
Speed: The Certificates were priced based on the following prepayment assumptions: 100% PPC where 100% PPC is equal to 6% - 25% CPR over 12 months and 25% CPR thereafter.

Distribution Date:   The 25th day of each month (or the next succeeding business day) commencing in December 2002.

Expected Settlement
Date:                November 29, 2002

Accrued Interest:    The price to be paid by investors for the Certificates,
                     with the exception of the Class A-1 Certificates, will include accrued interest from the first of the month to the settlement date. In the case of the Class A-1 Certificates, accrued interest will be paid from November 25th to the settlement date.

Interest Accrual
Period: With the exception of the Class A-1 Certificates, interest will accrue on the Certificates at a fixed rate during the month prior to the month of the related Distribution Date based on a 30/360 basis. With respect to the Class A-1 Certificates, interest will accrue from and including the preceding Distribution Date (or from and including November 25th in the case of the first Distribution Date) to and including the day prior to the current Distribution Date at the Class A-1 Certificate Interest Rate on an Actual/360 basis. With respect to any Distribution Date, the Class A-1 Certificate Interest Rate will be equal to the lesser of
                     (a) One Month LIBOR plus __% per annum and (b) Net Rate
                     Cap.

Payment Delay:       With the exception of the Class A-1 Certificates, 24 days.
                     With respect to the Class A-1 Certificates, 0 days.

Issuer:              MASTR Alternative Loan Trust  2002-3

Depositor:           Mortgage Asset Securitization Transactions, Inc.

Master Servicer:     Wells Fargo Bank Minnesota, N.A.

Servicers:           TBA

Transferor:          UBS Warburg Real Estate Securities, Inc.

--------------------------------------------------------------------------------
   THE INFORMATION HEREIN HAS BEEN PROVIDED SOLELY BY UBS WARBURG LLC. NEITHER THE ISSUER OF CERTIFICATES NOR ANY OF ITS AFFILIATES MAKES ANY REPRESENTATION AS TO THE ACCURACY OR COMPLETENESS OF THE INFORMATION HEREIN. THE INFORMATION
   HEREIN IS PRELIMINARY, AND WILL BE SUPERSEDED BY THE APPLICABLE PROSPECTUS SUPPLEMENT AND BY ANY OTHER INFORMATION SUBSEQUENTLY FILED WITH THE SECURITIES
  AND EXCHANGE COMMISSION. THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED
     BY THE DESCRIPTION OF THE MORTGAGE LOANS CONTAINED AND/OR INCORPORATED
     BY REFERENCE IN THE PROSPECTUS SUPPLEMENT RELATING TO THE CERTIFICATES
     AND SUPERSEDES ALL INFORMATION CONTAINED IN ANY COLLATERAL TERM SHEETS
      RELATING TO THE MORTGAGE POOL PREVIOUSLY PROVIDED BY UBS WARBURG LLC.
--------------------------------------------------------------------------------
                                  UBS WARBURG                                  3

          -----------------------------------------------------------
                          MASTR ALTERNATIVE LOAN TRUST

                                  SERIES 2002-3
          -----------------------------------------------------------

--------------------------------------------------------------------------------
  THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
              MORTGAGE LOANS CONTAINED IN THE PROSPECTUS SUPPLEMENT
--------------------------------------------------------------------------------

DESCRIPTION OF SECURITIES (CONTINUED)

Trustee:             TBA

Servicer Advancing:  The Servicers are required to make cash advances to cover delinquent payments of principal and interest to the extent deemed recoverable.

Optional
Termination:         The terms of the transaction allow for a clean-up call (the
                     "Clean-up Call") which may be exercised once the current aggregate principal balance of the Mortgage Loans is less than or equal to 5% of the initial aggregate principal balance of the Mortgage Loans.

Mortgage Loans:      As of the Closing Date, it is anticipated that the
                     aggregate principal balance of the Mortgage Loans will be approximately $673,751,114.

Net WAC Cap:         The Class A-IO, A-1, A-2, A-3, A-4, A-5, A-6, M-1, M-2 and
                     B Certificates will be subject to a Net WAC Cap equal to the weighted average of the net mortgage rates on the Mortgage Loans.

Net Funds Cap:       The Class A-1, A-2, A-3, A-4, A-5, A-6, M-1, M-2 and B
                     Certificates will be subject to a Net Funds Cap equal to the (i) until the distribution date in November 2005, the weighted average of the net mortgage rates on the Mortgage
                     Loans adjusted for the interest payable on the Class A-IO
                     Certificates and (ii) thereafter, the weighted average of the net mortgage rates on the Mortgage Loans.

Basis Risk
Shortfall:           The excess, if any, of the interest due Class A-1, A-2,
                     A-3, A-4, A-5, A-6, M-1, M-2 and B Certificates calculated at the Net WAC Cap over the interest due such class calculated at the Net Funds Cap plus any basis risk shortfall remaining unpaid from prior distribution dates on such class plus interest on such amount at the Net Funds
                     Cap rate.

Credit Enhancement:  Credit enhancement for the Certificates will consist of (i)
                     Excess Interest, (ii) Overcollateralization and (iii) subordination provided to the more senior classes of certificates by the more subordinate classes of certificates.

--------------------------------------------------------------------------------
   THE INFORMATION HEREIN HAS BEEN PROVIDED SOLELY BY UBS WARBURG LLC. NEITHER THE ISSUER OF CERTIFICATES NOR ANY OF ITS AFFILIATES MAKES ANY REPRESENTATION AS TO THE ACCURACY OR COMPLETENESS OF THE INFORMATION HEREIN. THE INFORMATION
   HEREIN IS PRELIMINARY, AND WILL BE SUPERSEDED BY THE APPLICABLE PROSPECTUS SUPPLEMENT AND BY ANY OTHER INFORMATION SUBSEQUENTLY FILED WITH THE SECURITIES
  AND EXCHANGE COMMISSION. THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED
     BY THE DESCRIPTION OF THE MORTGAGE LOANS CONTAINED AND/OR INCORPORATED
     BY REFERENCE IN THE PROSPECTUS SUPPLEMENT RELATING TO THE CERTIFICATES
     AND SUPERSEDES ALL INFORMATION CONTAINED IN ANY COLLATERAL TERM SHEETS
      RELATING TO THE MORTGAGE POOL PREVIOUSLY PROVIDED BY UBS WARBURG LLC.
--------------------------------------------------------------------------------
                                  UBS WARBURG                                  4

          -----------------------------------------------------------
                          MASTR ALTERNATIVE LOAN TRUST

                                  SERIES 2002-3
          -----------------------------------------------------------

--------------------------------------------------------------------------------
  THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
              MORTGAGE LOANS CONTAINED IN THE PROSPECTUS SUPPLEMENT
--------------------------------------------------------------------------------


DESCRIPTION OF SECURITIES (CONTINUED)

Excess Interest:     The interest  collections from the Mortgage Loans less the sum of (i) the interest paid on the Certificates; and (ii) the aggregate of all fees and payments due in respect of the Mortgage Loans.

Over-
collateralization    The Certificateholders will be entitled to receive
                     distributions of Excess Interest as principal until the Overcollateralization Amount equals the Required
                     Overcollateralization Amount. This distribution of interest as principal will have the effect of accelerating the Certificates relative to the underlying Mortgage Loans. On any Distribution Date, the Overcollateralization Amount will be the amount, if any, by which the Mortgage Loan balance exceeds the Aggregate Principal Balance of the Certificates.

Subordination        The rights of the holders of the Class A Certificates to
                     receive distributions will be senior to the rights of the Mezzanine Certificates and the Subordinate certificates.
                     Similarly, the rights of the holders of the Mezzanine
                     Certificates with higher payment priorities will be senior to the rights of the Mezzanine Certificates with lower payment priorities and the Subordinate Certificates.

Stepdown  Date:      Shall be the later to occur of (a) the Distribution Date in
                     December 2005, and (b) the first Distribution Date on which the aggregate principal balance of the Senior Certificates is less than or equal to [ ]% of the aggregate principal balance of the Mortgage Loans for such Distribution Date, if 100% of principal collections had been distributed.

Class A-IO Interest
Amount For each distribution date, product of [ ]% per annum and the notional balance of the Class A-IO for that distribution date, however, for the first [ ] months, [ ] of the interest amount otherwise calculated will instead be made available for distribution as Remaining Funds (defined below) beginning with distribution priority (2)

--------------------------------------------------------------------------------
   THE INFORMATION HEREIN HAS BEEN PROVIDED SOLELY BY UBS WARBURG LLC. NEITHER THE ISSUER OF CERTIFICATES NOR ANY OF ITS AFFILIATES MAKES ANY REPRESENTATION AS TO THE ACCURACY OR COMPLETENESS OF THE INFORMATION HEREIN. THE INFORMATION
   HEREIN IS PRELIMINARY, AND WILL BE SUPERSEDED BY THE APPLICABLE PROSPECTUS SUPPLEMENT AND BY ANY OTHER INFORMATION SUBSEQUENTLY FILED WITH THE SECURITIES
  AND EXCHANGE COMMISSION. THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED
     BY THE DESCRIPTION OF THE MORTGAGE LOANS CONTAINED AND/OR INCORPORATED
     BY REFERENCE IN THE PROSPECTUS SUPPLEMENT RELATING TO THE CERTIFICATES
     AND SUPERSEDES ALL INFORMATION CONTAINED IN ANY COLLATERAL TERM SHEETS
      RELATING TO THE MORTGAGE POOL PREVIOUSLY PROVIDED BY UBS WARBURG LLC.
--------------------------------------------------------------------------------
                                  UBS WARBURG                                  5

          -----------------------------------------------------------
                          MASTR ALTERNATIVE LOAN TRUST

                                  SERIES 2002-3
          -----------------------------------------------------------

--------------------------------------------------------------------------------
  THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
              MORTGAGE LOANS CONTAINED IN THE PROSPECTUS SUPPLEMENT
--------------------------------------------------------------------------------

Class A-IO
Notional Amount      For each distribution date, the notional balance of the
                     Class A-IO will be the lesser of the aggregate loan balance and:

                     --------------------------------------------
                       Up to and including      $135,000,000
                             5/25/03
                     --------------------------------------------
                       From 6/25/03 to and      $120,000,000
                       including 11/25/03
                     --------------------------------------------
                      From 12/25/03 to and      $100,000,000
                        including 5/25/04
                     --------------------------------------------
                       From 6/25/04 to and       $85,000,000
                       including 11/25/04
                     --------------------------------------------
                      From 12/25/04 to and       $65,000,000
                        including 5/25/05
                     --------------------------------------------
                       From 6/25/05 to and       $40,000,000
                       including 11/25/05
                     --------------------------------------------
                           Thereafter                $0
                     --------------------------------------------


Class A-6
Priority Amount      For each distribution date, the Class A-6 Priority Amount
                     is equal to the product of (i) Class A-6 percentage (ii)
                     Class A-6 Lockout Distribution Percentage and (iii) the available Senior Certificate principal amount.

Class A-6
Percentage           For each distribution date, the percentage will equal to
                     Class A-6 principal balance immediately prior to such distribution date divided by the sum of the aggregate
                     Senior Certificate principal balances.

Class A-6 Lockout Distribution Percentage

                     --------------------------
                       From     To     Percent
                       Month    Month
                     --------------------------
                         0     36        0%
                     --------------------------
                        37     60        45%
                     --------------------------
                        61     72        80%
                     --------------------------
                        73     84       100%
                     --------------------------
                        85     End      300%
                     --------------------------

--------------------------------------------------------------------------------
   THE INFORMATION HEREIN HAS BEEN PROVIDED SOLELY BY UBS WARBURG LLC. NEITHER THE ISSUER OF CERTIFICATES NOR ANY OF ITS AFFILIATES MAKES ANY REPRESENTATION AS TO THE ACCURACY OR COMPLETENESS OF THE INFORMATION HEREIN. THE INFORMATION
   HEREIN IS PRELIMINARY, AND WILL BE SUPERSEDED BY THE APPLICABLE PROSPECTUS SUPPLEMENT AND BY ANY OTHER INFORMATION SUBSEQUENTLY FILED WITH THE SECURITIES
  AND EXCHANGE COMMISSION. THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED
     BY THE DESCRIPTION OF THE MORTGAGE LOANS CONTAINED AND/OR INCORPORATED
     BY REFERENCE IN THE PROSPECTUS SUPPLEMENT RELATING TO THE CERTIFICATES
     AND SUPERSEDES ALL INFORMATION CONTAINED IN ANY COLLATERAL TERM SHEETS
      RELATING TO THE MORTGAGE POOL PREVIOUSLY PROVIDED BY UBS WARBURG LLC.
--------------------------------------------------------------------------------
                                  UBS WARBURG                                  6

          -----------------------------------------------------------
                          MASTR ALTERNATIVE LOAN TRUST

                                  SERIES 2002-3
          -----------------------------------------------------------

--------------------------------------------------------------------------------
  THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
              MORTGAGE LOANS CONTAINED IN THE PROSPECTUS SUPPLEMENT
--------------------------------------------------------------------------------

DESCRIPTION OF SECURITIES (CONTINUED)

Priority of
Distributions:       Available funds will be distributed in the following order of priority:

                     INTEREST:

                     1)   To pay interest to the Class A-IO
                     2)   To pay unpaid interest shortfalls to the Class A-IO
                     3) Concurrently, to pay interest on the Class A-1 through A-6 Certificates
                     4) Concurrently, to pay unpaid interest shortfalls on the Class A-1 through A-6 Certificates
                     5)   To pay interest to the Class M-1
                     6)   To pay unpaid interest shortfalls to the Class M-1
                     7)   To pay interest to the Class M-2
                     8)   To pay unpaid interest shortfalls to the Class M-2
                     9)   To pay interest to the Class B
                     10)  To pay unpaid interest shortfalls to the Class B

                     PRINCIPAL:

                     Generally, on each distribution date prior to the Stepdown Date or on which a trigger event has occurred, the principal payment amount will be paid in the following order of priority:

                     1)   To the Class A-6 the Class A-6 Priority Amount
                     2)   To the Class A-1 through A-6 sequentially to zero
                     3)   To the Class M-1 to zero
                     4)   To the Class M-2 to zero
                     5)   To the Class B to zero

                     Generally, on each distribution date on or after the Stepdown Date and on which a trigger event has not occurred, the principal payment amount will be paid in the following order of priority:

                     1) To the Class A-6 the Class A-6 Priority Amount from the senior principal payment amount
                     2) To the Class A-1 through A-6 sequentially to zero from the remaining senior principal payment amount
                     3) To the Class M-1 to zero the Class M-1 principal payment amount
                     4) To the Class M-2 to zero the Class M-2 principal payment amount
                     5) To the Class B to zero the Class B principal payment amount

--------------------------------------------------------------------------------
   THE INFORMATION HEREIN HAS BEEN PROVIDED SOLELY BY UBS WARBURG LLC. NEITHER THE ISSUER OF CERTIFICATES NOR ANY OF ITS AFFILIATES MAKES ANY REPRESENTATION AS TO THE ACCURACY OR COMPLETENESS OF THE INFORMATION HEREIN. THE INFORMATION
   HEREIN IS PRELIMINARY, AND WILL BE SUPERSEDED BY THE APPLICABLE PROSPECTUS SUPPLEMENT AND BY ANY OTHER INFORMATION SUBSEQUENTLY FILED WITH THE SECURITIES
  AND EXCHANGE COMMISSION. THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED
     BY THE DESCRIPTION OF THE MORTGAGE LOANS CONTAINED AND/OR INCORPORATED
     BY REFERENCE IN THE PROSPECTUS SUPPLEMENT RELATING TO THE CERTIFICATES
     AND SUPERSEDES ALL INFORMATION CONTAINED IN ANY COLLATERAL TERM SHEETS
      RELATING TO THE MORTGAGE POOL PREVIOUSLY PROVIDED BY UBS WARBURG LLC.
--------------------------------------------------------------------------------
                                  UBS WARBURG                                  7

          -----------------------------------------------------------
                          MASTR ALTERNATIVE LOAN TRUST

                                  SERIES 2002-3
          -----------------------------------------------------------

--------------------------------------------------------------------------------
  THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
              MORTGAGE LOANS CONTAINED IN THE PROSPECTUS SUPPLEMENT
--------------------------------------------------------------------------------

      REMAINING FUNDS

      1) On each distribution date prior to the Stepdown Date or on which a trigger event has occurred, until the aggregate class principal balance of the certificates equals the aggregate loan balance for such distribution date minus the targeted overcollateralization amount for such date:

                  a)   To the Class A-6 the Class A-6 priority amount
                  b)   To the Class A-1 through A-6 sequentially to zero
                  c)   To the Class M-1 to zero
                  d)   To the Class M-2 to zero
                  e)   To the Class B to zero

            On each distribution date on or after the Stepdown Date and on which a trigger event has not occurred, until the aggregate Class Principal Balance of the certificates equals the aggregate Loan Balance for such distribution date minus the targeted overcollateralization amount for such date:

                  a)   To the Class A-6 the Class A-6 priority amount
                  b) To the Class A-1 through A-6 sequentially to zero the senior principal payment amount
                  c) To the Class M-1 to zero the Class M-1 principal payment amount
                  d) To the Class M-2 to zero the Class M-2 principal payment amount
                  e) To the Class B to zero the Class B principal payment amount

      2)    To the Class M-1 any deferred amount for such class
      3)    To the Class M-2 any deferred amount for such class
      4)    To the Class B any deferred amount for such class
      5) Concurrently, to the Class A Certificates, any Basis Risk Shortfall for such class
      6) To the Class M-1 Certificates, any Basis Risk Shortfall for such class
      7) To the Class M-2 Certificates, any Basis Risk Shortfall for such class
      8)    To the Class B Certificates, any Basis Risk Shortfall for such class
      9)    To the Class X

--------------------------------------------------------------------------------
   THE INFORMATION HEREIN HAS BEEN PROVIDED SOLELY BY UBS WARBURG LLC. NEITHER THE ISSUER OF CERTIFICATES NOR ANY OF ITS AFFILIATES MAKES ANY REPRESENTATION AS TO THE ACCURACY OR COMPLETENESS OF THE INFORMATION HEREIN. THE INFORMATION
   HEREIN IS PRELIMINARY, AND WILL BE SUPERSEDED BY THE APPLICABLE PROSPECTUS SUPPLEMENT AND BY ANY OTHER INFORMATION SUBSEQUENTLY FILED WITH THE SECURITIES
  AND EXCHANGE COMMISSION. THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED
     BY THE DESCRIPTION OF THE MORTGAGE LOANS CONTAINED AND/OR INCORPORATED
     BY REFERENCE IN THE PROSPECTUS SUPPLEMENT RELATING TO THE CERTIFICATES
     AND SUPERSEDES ALL INFORMATION CONTAINED IN ANY COLLATERAL TERM SHEETS
      RELATING TO THE MORTGAGE POOL PREVIOUSLY PROVIDED BY UBS WARBURG LLC.
--------------------------------------------------------------------------------
                                  UBS WARBURG                                  8

          -----------------------------------------------------------
                          MASTR ALTERNATIVE LOAN TRUST

                                  SERIES 2002-3
          -----------------------------------------------------------

--------------------------------------------------------------------------------
  THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
              MORTGAGE LOANS CONTAINED IN THE PROSPECTUS SUPPLEMENT
--------------------------------------------------------------------------------

                           WHOLE LOAN ALT-A FIXED-RATE

                                                        TOTAL
                                                        -----
         GWAC                                       7.708% +/- 10BPS

         WAM                                           327 +/- 2 MONTHS

         30 YEAR                                     83.5% APPROX
         15 YEAR                                      9.0% APPROX
         15/30 BALLOONS                               7.5% APPROX

         CALIFORNIA                                    42% APPROX

         WA LTV                                        76% APPROX

         WA LOAN SIZE       (16% CONFORMING)              $333K          APPROX.

         INVESTOR OCCUPANCY                            12% APPROX
         PRIMARY OCCUPANCY                             86% APPROX
         SECONDARY OCCUPANCY                            2% APPROX

         FULL DOC                                      16% APPROX.
         LIMITED/STATED/REDUCED DOC                    70% APPROX.
         NO DOC                                        14% APPROX.

         CASH-OUT REFI                                 29% APPROX.

         LOANS WITH PREPAY PENALTY                     12% APPROX.

         SF/PUD                                        83% APPROX.
         WA FICO                                       702 APPROX.
           ALL NUMBERS APPROXIMATE.
           ALL TRANCHES SUBJECT TO 5% SIZE VARIANCE.

--------------------------------------------------------------------------------
   THE INFORMATION HEREIN HAS BEEN PROVIDED SOLELY BY UBS WARBURG LLC. NEITHER THE ISSUER OF CERTIFICATES NOR ANY OF ITS AFFILIATES MAKES ANY REPRESENTATION AS TO THE ACCURACY OR COMPLETENESS OF THE INFORMATION HEREIN. THE INFORMATION
   HEREIN IS PRELIMINARY, AND WILL BE SUPERSEDED BY THE APPLICABLE PROSPECTUS SUPPLEMENT AND BY ANY OTHER INFORMATION SUBSEQUENTLY FILED WITH THE SECURITIES
  AND EXCHANGE COMMISSION. THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED
     BY THE DESCRIPTION OF THE MORTGAGE LOANS CONTAINED AND/OR INCORPORATED
     BY REFERENCE IN THE PROSPECTUS SUPPLEMENT RELATING TO THE CERTIFICATES
     AND SUPERSEDES ALL INFORMATION CONTAINED IN ANY COLLATERAL TERM SHEETS
      RELATING TO THE MORTGAGE POOL PREVIOUSLY PROVIDED BY UBS WARBURG LLC.
--------------------------------------------------------------------------------
                                  UBS WARBURG                                  9

          -----------------------------------------------------------
                          MASTR ALTERNATIVE LOAN TRUST

                                  SERIES 2002-3
          -----------------------------------------------------------

--------------------------------------------------------------------------------
  THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
              MORTGAGE LOANS CONTAINED IN THE PROSPECTUS SUPPLEMENT
--------------------------------------------------------------------------------

TO MATURITY

                ----------------------------------------------------------------
Class A-IO          0 PPC       75 PPC       100 PPC      125 PPC      150 PPC
                ----------------------------------------------------------------
Yield at 10.737     4.00         4.00          4.00         4.00         4.00
                ----------------------------------------------------------------
Average Life        2.01         2.01          2.01         2.01         2.01
                ----------------------------------------------------------------
Window             NA-NA        NA-NA         NA-NA        NA-NA        NA-NA
                ----------------------------------------------------------------


                ----------------------------------------------------------------
Class A-1           0 PPC       75 PPC       100 PPC      125 PPC      150 PPC
                ----------------------------------------------------------------
Yield at 100        1.59         1.59          1.59         1.59         1.59
                ----------------------------------------------------------------
Average Life        9.41         0.96          0.75         0.62         0.53
                ----------------------------------------------------------------
Window          Dec02-May18  Dec02-Oct 24  Dec02-Apr04  Dec02-Jan04  Dec02-Nov03
                ----------------------------------------------------------------


                ----------------------------------------------------------------
Class A-2           0 PPC       75 PPC       100 PPC      125 PPC      150 PPC
                ----------------------------------------------------------------
Yield at 100        3.65         3.57          3.54         3.51         3.48
                ----------------------------------------------------------------
Average Life       19.61         2.65          2.00         1.60         1.33
                ----------------------------------------------------------------
Window          May18-Dec25  Oct04-Jun06  Apr04-Jul05   Jan04-Dec04  Nov03-Aug04
                ----------------------------------------------------------------


                ----------------------------------------------------------------
Class A-3           0 PPC       75 PPC       100 PPC      125 PPC      150 PPC
                ----------------------------------------------------------------
Yield at 100        4.27         4.22          4.19         4.17         4.14
                ----------------------------------------------------------------
Average Life       24.71         4.50          3.25         2.49         2.05
                ----------------------------------------------------------------
Window          Dec25-Feb29  Jun06-Jun08  Jul05-Nov06   Dec04-Oct05  Aug04-Apr05
                ----------------------------------------------------------------


                ----------------------------------------------------------------
Class A-4           0 PPC       75 PPC       100 PPC      125 PPC      150 PPC
                ----------------------------------------------------------------
Yield at 100        4.89         4.86          4.83         4.81         4.78
                ----------------------------------------------------------------
Average Life       27.31         7.60          5.00         3.74         2.84
                ----------------------------------------------------------------
Window          Feb29-Mar31  Jun08-May13   Nov06-Apr09  Oct05-Jul07  Apr05-Jun06
                ----------------------------------------------------------------

--------------------------------------------------------------------------------
   THE INFORMATION HEREIN HAS BEEN PROVIDED SOLELY BY UBS WARBURG LLC. NEITHER THE ISSUER OF CERTIFICATES NOR ANY OF ITS AFFILIATES MAKES ANY REPRESENTATION AS TO THE ACCURACY OR COMPLETENESS OF THE INFORMATION HEREIN. THE INFORMATION
   HEREIN IS PRELIMINARY, AND WILL BE SUPERSEDED BY THE APPLICABLE PROSPECTUS SUPPLEMENT AND BY ANY OTHER INFORMATION SUBSEQUENTLY FILED WITH THE SECURITIES
  AND EXCHANGE COMMISSION. THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED
     BY THE DESCRIPTION OF THE MORTGAGE LOANS CONTAINED AND/OR INCORPORATED
     BY REFERENCE IN THE PROSPECTUS SUPPLEMENT RELATING TO THE CERTIFICATES
     AND SUPERSEDES ALL INFORMATION CONTAINED IN ANY COLLATERAL TERM SHEETS
      RELATING TO THE MORTGAGE POOL PREVIOUSLY PROVIDED BY UBS WARBURG LLC.
--------------------------------------------------------------------------------
                                  UBS WARBURG                                 10

          -----------------------------------------------------------
                          MASTR ALTERNATIVE LOAN TRUST

                                  SERIES 2002-3
          -----------------------------------------------------------

--------------------------------------------------------------------------------
  THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
              MORTGAGE LOANS CONTAINED IN THE PROSPECTUS SUPPLEMENT
--------------------------------------------------------------------------------


                ----------------------------------------------------------------
Class A-5           0 PPC       75 PPC       100 PPC      125 PPC      150 PPC
                ----------------------------------------------------------------
Yield at 100        6.01         6.02          6.02         6.01         5.95
                ----------------------------------------------------------------
Average Life       29.01        13.98         10.27         7.12         4.78
                ----------------------------------------------------------------
Window          Mar31-Jul32  May13-Jul24   Apr09-Aug19  Jul07-May16  Jun06-Nov13
                ----------------------------------------------------------------


                ----------------------------------------------------------------
Class A-6          0 PPC       75 PPC       100 PPC      125 PPC      150 PPC
                ----------------------------------------------------------------
Yield at 100        4.79         4.77          4.77         4.78         4.80
                ----------------------------------------------------------------
Average Life       13.73         6.95          6.47         6.17         5.96
                ----------------------------------------------------------------
Window          Dec05-May32  Dec05-May24   Dec05-Jun19  Jan06-Mar16  Feb06-Sep13
                ----------------------------------------------------------------

--------------------------------------------------------------------------------
   THE INFORMATION HEREIN HAS BEEN PROVIDED SOLELY BY UBS WARBURG LLC. NEITHER THE ISSUER OF CERTIFICATES NOR ANY OF ITS AFFILIATES MAKES ANY REPRESENTATION AS TO THE ACCURACY OR COMPLETENESS OF THE INFORMATION HEREIN. THE INFORMATION
   HEREIN IS PRELIMINARY, AND WILL BE SUPERSEDED BY THE APPLICABLE PROSPECTUS SUPPLEMENT AND BY ANY OTHER INFORMATION SUBSEQUENTLY FILED WITH THE SECURITIES
  AND EXCHANGE COMMISSION. THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED
     BY THE DESCRIPTION OF THE MORTGAGE LOANS CONTAINED AND/OR INCORPORATED
     BY REFERENCE IN THE PROSPECTUS SUPPLEMENT RELATING TO THE CERTIFICATES
     AND SUPERSEDES ALL INFORMATION CONTAINED IN ANY COLLATERAL TERM SHEETS
      RELATING TO THE MORTGAGE POOL PREVIOUSLY PROVIDED BY UBS WARBURG LLC.
--------------------------------------------------------------------------------
                                  UBS WARBURG                                 11

          -----------------------------------------------------------
                          MASTR ALTERNATIVE LOAN TRUST

                                  SERIES 2002-3
          -----------------------------------------------------------

--------------------------------------------------------------------------------
  THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
              MORTGAGE LOANS CONTAINED IN THE PROSPECTUS SUPPLEMENT
--------------------------------------------------------------------------------

TO CALL

                ----------------------------------------------------------------
Class A-IO         0 PPC       75 PPC       100 PPC      125 PPC      150 PPC
                ----------------------------------------------------------------
Yield at 10.737     4.00         4.00          4.00         4.00         4.00
                ----------------------------------------------------------------
Average Life        2.01         2.01          2.01         2.01         2.01
                ----------------------------------------------------------------
Window             NA-NA        NA-NA         NA-NA        NA-NA        NA-NA
                ----------------------------------------------------------------


                ----------------------------------------------------------------
Class A-1           0 PPC       75 PPC       100 PPC      125 PPC      150 PPC
                ----------------------------------------------------------------
Yield at 100        1.59         1.59          1.59         1.59         1.59
                ----------------------------------------------------------------
Average Life        9.41         0.96          0.75         0.62         0.53
                ----------------------------------------------------------------
Window          Dec02-May18  Dec02-Oct 24  Dec02-Apr04  Dec02-Jan04  Dec02-Nov03
                ----------------------------------------------------------------


                ----------------------------------------------------------------
Class A-2           0 PPC       75 PPC       100 PPC      125 PPC      150 PPC
                ----------------------------------------------------------------
Yield at 100        3.65         3.57          3.54         3.51         3.48
                ----------------------------------------------------------------
Average Life       19.61         2.65          2.00         1.60         1.33
                ----------------------------------------------------------------
Window          May18-Dec25  Oct04-Jun06  Apr04-Jul05   Jan04-Dec04  Nov03-Aug04
                ----------------------------------------------------------------


                ----------------------------------------------------------------
Class A-3           0 PPC       75 PPC       100 PPC      125 PPC      150 PPC
                ----------------------------------------------------------------
Yield at 100        4.27         4.22          4.19         4.17         4.14
                ----------------------------------------------------------------
Average Life       24.71         4.50          3.25         2.49         2.05
                ----------------------------------------------------------------
Window          Dec25-Feb29  Jun06-Jun08  Jul05-Nov06   Dec04-Oct05  Aug04-Apr05
                ----------------------------------------------------------------


                ----------------------------------------------------------------
Class A-4           0 PPC       75 PPC       100 PPC      125 PPC      150 PPC
                ----------------------------------------------------------------
Yield at 100        4.89         4.86          4.83         4.81         4.78
                ----------------------------------------------------------------
Average Life       27.31         7.60          5.00         3.74         2.84
                ----------------------------------------------------------------
Window          Feb29-Mar31  Jun08-May13   Nov06-Apr09  Oct05-Jul07  Apr05-Jun06
                ----------------------------------------------------------------

--------------------------------------------------------------------------------
   THE INFORMATION HEREIN HAS BEEN PROVIDED SOLELY BY UBS WARBURG LLC. NEITHER THE ISSUER OF CERTIFICATES NOR ANY OF ITS AFFILIATES MAKES ANY REPRESENTATION AS TO THE ACCURACY OR COMPLETENESS OF THE INFORMATION HEREIN. THE INFORMATION
   HEREIN IS PRELIMINARY, AND WILL BE SUPERSEDED BY THE APPLICABLE PROSPECTUS SUPPLEMENT AND BY ANY OTHER INFORMATION SUBSEQUENTLY FILED WITH THE SECURITIES
  AND EXCHANGE COMMISSION. THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED
     BY THE DESCRIPTION OF THE MORTGAGE LOANS CONTAINED AND/OR INCORPORATED
     BY REFERENCE IN THE PROSPECTUS SUPPLEMENT RELATING TO THE CERTIFICATES
     AND SUPERSEDES ALL INFORMATION CONTAINED IN ANY COLLATERAL TERM SHEETS
      RELATING TO THE MORTGAGE POOL PREVIOUSLY PROVIDED BY UBS WARBURG LLC.
--------------------------------------------------------------------------------
                                  UBS WARBURG                                 12

          -----------------------------------------------------------
                          MASTR ALTERNATIVE LOAN TRUST

                                  SERIES 2002-3
          -----------------------------------------------------------

--------------------------------------------------------------------------------
  THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
              MORTGAGE LOANS CONTAINED IN THE PROSPECTUS SUPPLEMENT
--------------------------------------------------------------------------------

                ----------------------------------------------------------------
Class A-5           0 PPC       75 PPC       100 PPC      125 PPC      150 PPC
                ----------------------------------------------------------------
Yield at 100        6.00         5.99          5.98         5.96         5.93
                ----------------------------------------------------------------
Average Life       28.84        12.53          9.07         6.26         4.57
                ----------------------------------------------------------------
Window          Mar31-Nov31  May13-Feb16   Apr09-Nov12  Jul07-Sep10  Jun06-Apr09
                ----------------------------------------------------------------


                ----------------------------------------------------------------
Class A-6          0 PPC       75 PPC       100 PPC      125 PPC      150 PPC
                ----------------------------------------------------------------
Yield at 100        4.79         4.77          4.77         4.77         4.76
                ----------------------------------------------------------------
Average Life       13.73         6.95          6.44         6.03         5.46
                ----------------------------------------------------------------
Window          Dec05-Nov31  Dec05-Feb16   Dec05-Nov12  Jan06-Sep10  Feb06-Apr09
                ----------------------------------------------------------------

--------------------------------------------------------------------------------
   THE INFORMATION HEREIN HAS BEEN PROVIDED SOLELY BY UBS WARBURG LLC. NEITHER THE ISSUER OF CERTIFICATES NOR ANY OF ITS AFFILIATES MAKES ANY REPRESENTATION AS TO THE ACCURACY OR COMPLETENESS OF THE INFORMATION HEREIN. THE INFORMATION
   HEREIN IS PRELIMINARY, AND WILL BE SUPERSEDED BY THE APPLICABLE PROSPECTUS SUPPLEMENT AND BY ANY OTHER INFORMATION SUBSEQUENTLY FILED WITH THE SECURITIES
  AND EXCHANGE COMMISSION. THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED
     BY THE DESCRIPTION OF THE MORTGAGE LOANS CONTAINED AND/OR INCORPORATED
     BY REFERENCE IN THE PROSPECTUS SUPPLEMENT RELATING TO THE CERTIFICATES
     AND SUPERSEDES ALL INFORMATION CONTAINED IN ANY COLLATERAL TERM SHEETS
      RELATING TO THE MORTGAGE POOL PREVIOUSLY PROVIDED BY UBS WARBURG LLC.
--------------------------------------------------------------------------------
                                  UBS WARBURG                                 13